[LETTERHEAD OF THE CHASE MANHATTAN BANK]


                                                  September 25, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                   Re:  Chemical Master Credit Card Trust I
                        (Series1995-1,  Series 1995-2,  Series 1995-3, Series
                        1995-4,   Series  1996-1,  Series  1996-2  and
                        Series 1996-3)

Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 25, 1996.

         Please confirm your receipt of such transmittal.


                                                  Very truly yours,


                                                  /s/Martin R. Joyce
                                                  ------------------
                                                  Martin R. Joyce


Enclosures

                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549


                                          FORM 8-K

                                       CURRENT REPORT

                               Pursuant to Section 13 or 15(d)
                           of the Securities Exchange Act of 1934

                             Date of Report: September 25, 1996


                       CHEMICAL MASTER CREDIT CARD TRUST I
          (SERIES 1995-1,  1995-2,  1995-3,  1995-4, 1996-1, 1996-2
                                  and Series 1996-3)
                                   (Issuer of Securities)
                THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                                   (Sponsor of the Trust)
                                (Exact name of registrant as
                                  specified in its charter)


        New York                 33-94190                  13-4994650
        --------                 --------                  ----------
     (State or other            (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
     incorporation)


                  270 Park Avenue, New York                    10017
          (Address of principal executive offices)           Zip Code)


    Registrant's telephone number, including area code: (212) 270-6000

Item 5.  Other Events.

     On or about September 15, 1996 (or, in the case of Series 1995-4, on or about September 25, 1996), Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chemical Master Credit
Card  Trust I for  Series  1995-1, 1995-2,  1995-3, 1995-4,  1996-1, 1996-2
and 1996-3 in accordance with the Agreement.  A copy of the  applicable
Monthly Report for the month ended July 31, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as
Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits.

               Exhibit No.             Description
               ----------              -----------

                 20.1 Monthly Reports for the month ended July 31, 1996 for Series 1995-1,
                                    Series 1995-2, Series 1995-3,
                                    Series 1995-4, Series 1996-1,
                                    Series 1996-2 and Series 1996-3

                                      SIGNATURES
                                      ----------




       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 25, 1996


                                            THE CHASE MANHATTAN BANK
                                            As Servicer


                                           By:  /s/Richard L. Craig
                                         Name:     Richard L. Craig
                                        Title:     Managing Director

                               INDEX TO EXHIBITS
                               -----------------


           Exhibit No.                Description
           -----------                -----------

             20.1 Monthly Reports for the month ended July 31, 1996 for Series 1995-1,
                                 Series 1995-2, Series 1995-3,
                                 Series 1995-4, Series 1996-1,
                                 Series 1996-2 and Series 1996-3

                                                                                  Exhibit 20.1
Chemical Bank - Retail Card Services Group                                                                 Monthly Report
Certificateholders' Statement                              Chemical Master Credit Card Trust I
                                                                     Series 1995-1

Section 5.2 - Supplement                               Class A        Class B      Collateral                 Total
- ----------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                      0.00            0.00          0.00                  0.00

(ii)     Monthly Interest Distributed               3,694,586.67      314,548.89    412,277.14          4,421,412.70
         Deficiency Amounts                                 0.00            0.00                                0.00
         Additional Interest                                0.00            0.00                                0.00
         Accrued and Unpaid Interest                                                      0.00                  0.00

(iii)    Collections of Principal Receivables      70,730,787.55    5,894,232.30  7,578,298.67         84,203,318.52

(iv)     Collections of Finance Charge             11,271,328.80      939,277.40  1,207,642.37         13,418,248.58
         Receivables

(v)      Aggregate Amount of Principal                                                             10,509,750,726.08
         Receivables

                            Investor Interest     750,000,000.00   62,500,000.00 80,357,142.86        892,857,142.86

                            Adjusted Interest     750,000,000.00   62,500,000.00 80,357,142.86        892,857,142.86

                                        Series
         Floating Investor Percentage       8.50%       84.00%           7.00%         9.00%                  100.00%
         Fixed Investor Percentage          8.50%       84.00%           7.00%         9.00%                  100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
           Current                                                                                             94.72%
           30 to 59 days                                                                                        1.79%
           60 to 89 days                                                                                        1.20%
           90 or more days                                                                                      2.29%
                                     Total Receivables                                                        100.00%

(vii)    Investor Default Amount                    3,751,076.60      312,589.72    401,901.06          4,465,567.38

(viii)   Investor Charge-Offs                               0.00            0.00          0.00                  0.00

(ix)     Reimbursed Investor                                0.00            0.00          0.00
         Charge-Offs/Reductions

(x)      Servicing Fee                                625,000.00       52,083.33     66,964.29            744,047.62

(xi)     Portfolio Yield (Net of Defaulted                                                                     12.44%
         Receivables)

(xii)    Reallocated Monthly Principal                                     0.00           0.00                  0.00

(xiii)   Closing Investor Interest (Class A       750,000,000.00  62,500,000.00  80,357,142.86        892,857,142.86
         Adjusted)

(xiv)    LIBOR                                                                                                5.4219%

(xv)     Principal Funding Account Balance                                                                      0.00

(xvi)    Accumulation Shortfall                                                                                 0.00

(xvii)   Principal Funding Investment Proceeds                                                                  0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                       ===============

(xix)    Available Funds                           10,646,328.80      887,194.07  1,140,678.09         12,674,200.96

(xx)     Certificate Rate                                 5.5419%         5.6619%       5.7719%




Chemical Bank - Retail Card Services Group                                                                       Monthly Report
Certificateholders' Statement                                       Chemical Master Credit Card I
                                                                             Series 1995-2

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
- -----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                             0.00               0.00           0.00                0.00

(ii)     Monthly Interest Distributed                      3,115,000.00         181,245.17     246,993.55        3,543,238.72
         Deficiency Amounts                                        0.00               0.00                               0.00
         Additional Interest                                       0.00               0.00                               0.00
         Accrued and Unpaid Interest                                                                 0.00                0.00

(iii)    Collections of Principal Receivables             56,584,630.04       3,214,950.06   4,501,135.85       64,300,715.96

(iv)     Collections of Finance Charge Receivables         9,017,063.04         512,319.47     717,280.04       10,246,662.55

(v)      Aggregate Amount of Principal Receivables                                                          10,509,750,726.08

                                 Investor Interest       600,000,000.00     34,090,000.00   47,728,181.82      681,818,181.82
                                 Adjusted Interest       600,000,000.00     34,090,000.00   47,728,181.82      681,818,181.82

                                               Series
         Floating Investor Percentage                6.49%       88.00%              5.00%          7.00%             100.00%
         Fixed Investor Percentage                   6.49%       88.00%              5.00%          7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total
         Receivables)
                Current                                                                                                94.72%
                30 to 59 days                                                                                           1.79%
                60 to 89 days                                                                                           1.20%
                90 or more days                                                                                         2.29%
                                                                                                                      ------
                                             Total Receivables                                                        100.00%

(vii)    Investor Default Amount                           3,000,861.28         170,498.93     238,709.42        3,410,069.63

(viii)   Investor Charge-Offs                                      0.00               0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00               0.00           0.00

(x)      Servicing Fee                                       500,000.00          28,408.33      39,773.48          568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                 12.44%

(xii)    Reallocated Monthly Principal                                                0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)      600,000,000.00    34,090,000.00  47,728,181.82      681,818,181.82

(xiv)    LIBOR                                                                                                         5.4219%

(xv)     Principal Funding Account Balance                                                                               0.00

(xvi)    Accumulation Shortfall                                                                                          0.00

(xvii)   Principal Funding Investment Proceeds                                                                           0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                              ===============
(xix)    Available Funds                                   8,517,063.04         483,911.13     677,506.56        9,678,480.73

(xx)     Certificate Rate                                        6.2300%            6.3800%        5.8219%





Chemical Bank - Retail Card Services Group                                                                         Monthly Report
Certificateholders' Statement                                          Chemical Master Credit Card
                                                                                 Trust I
                                                                              Series 1995-3

Section 5.2 - Supplement                                 Class A          Class B           Collateral                  Total
- ------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                           0.00              0.00            0.00                      0.00

(ii)    Monthly Interest Distributed                    2,336,250.00        136,149.60      188,132.84              2,660,532.44
        Deficiency Amounts                                      0.00              0.00                                      0.00
        Additional Interest                                     0.00              0.00                                      0.00
        Accrued and Unpaid Interest                                                               0.00                      0.00

(iii)   Collections of Principal Receivables           42,438,472.53      2,411,259.70    3,375,804.73             48,225,536.97

(iv)    Collections of Finance Charge Receivables       6,762,797.28        384,247.11      537,952.52              7,684,996.91

(v)     Aggregate Amount of Principal Receivables                                                              10,509,750,726.08

                            Investor Interest        450,000,000.00      25,568,000.00   35,795,636.36            511,363,636.36
                            Adjusted Interest        450,000,000.00      25,568,000.00   35,795,636.36            511,363,636.36


                                          Series
        Floating Investor Percentage            4.87%         88.00%             5.00%         7.00%                   100.00%
        Fixed Investor Percentage               4.87%         88.00%             5.00%         7.00%                   100.00%

(vi)    Receivables Delinquent (As % of Total
        Receivables)
         Current                                                                                                          94.72%
         30 to 59 days                                                                                                     1.79%
         60 to 89 days                                                                                                     1.20%
         90 or more days                                                                                                   2.29%
                                                                                                                         -------
                                      Total                                                                              100.00%
                                      Receivables

(vii)   Investor Default Amount                         2,250,645.96          127,876.70    179,029.57              2,557,552.22

(viii)  Investor Charge-Offs                                    0.00                0.00          0.00                      0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00                0.00          0.00

(x)     Servicing Fee                                     375,000.00           21,306.67     29,829.70                426,136.36

(xi)    Portfolio Yield (Net of Defaulted                                                                                  12.44%
        Receivables)

(xii)   Reallocated Monthly Principal                                               0.00          0.00                      0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  450,000,000.00       25,568,000.00 35,795,636.36            511,363,636.36

(xiv)   LIBOR                                                                                                             5.4219%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvi)   Accumulation Shortfall                                                                                              0.00

(xvii)  Principal Funding Investment Proceeds                                                                               0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                  ==============

(xix)   Available Funds                                 6,387,797.28          362,940.45    508,122.82              7,258,860.55

(xx)    Certificate Rate                                     6.2300%              6.3900%       5.9469%


Chemical Bank - Retail Card Services Group                                                                                  Monthly
                                                                                                                            Report
Certificateholders' Statement                                         Chemical Master Credit Card
                                                                                Trust I
                                                                            Series 1995-4

Section 5.2 - Supplement                                  Class A        Class B       Collateral                    Total
- ------------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                        0.00           0.00               0.00                     0.00

(ii)      Monthly Interest Distributed                         0.00           0.00         175,674.47               175,674.47
          Deficiency Amounts                                   0.00           0.00                                        0.00
          Additional Interest                                  0.00           0.00                                        0.00
          Accrued and Unpaid Interest                                                            0.00                     0.00

(iii)     Collections of Principal                      28,292,315.02    2,020,825.75    3,368,186.63            33,681,327.41
          Receivables

(iv)      Collections of Finance Charge Receivables     4,508,531.52       322,029.38      536,738.53             5,367,299.43

(v)       Aggregate Amount of Principal Receivables                                                          10,509,750,726.08

                                  Investor Interest   300,000,000.00    21,428,000.00   35,714,857.14           357,142,857.14

                                  Adjusted Interest   300,000,000.00    21,428,000.00   35,714,857.14           357,142,857.14


                                              Series
          Floating Investor Percentage            3.40%      84.00%             6.00%        10.00%                    100.00%
          Fixed Investor Percentage               3.40%      84.00%             6.00%        10.00%                    100.00%

(vi)      Receivables Delinquent (As % of Total
          Receivables)
                Current                                                                                                 94.72%
                30 to 59 days                                                                                            1.79%
                60 to 89 days                                                                                            1.20%
                90 or more days                                                                                          2.29%
                                                                                                                      --------
                                            Total Receivables                                                          100.00%

(vii)     Investor Default Amount                       1,500,430.64       107,170.76      178,625.55             1,786,226.95

(viii)    Investor Charge-Offs                                  0.00             0.00            0.00                     0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions            0.00             0.00            0.00

(x)       Servicing Fee                                   250,000.00        17,856.67       29,762.38               297,619.05

(xi)      Portfolio Yield (Net of Defaulted                                                                              12.44%
          Receivables)

(xii)     Reallocated Monthly Principal                                          0.00            0.00                     0.00

(xiii)    Closing Investor Interest
          (Class A Adjusted)                          300,000,000.00    21,428,000.00   35,714,857.14           357,142,857.14

(xiv)     LIBOR                                                                                                         5.4922%

(xv)      Principal Funding Account Balance                                                                               0.00

(xvi)     Accumulation Shortfall                                                                                          0.00

(xvii)    Principal Funding Investment Proceeds                                                                           0.00

(xviii)   Principal Investment Funding Shortfall

(xix)     Interest Funding Account Investment Proceeds          0.00             0.00
                                                                                                                 ============
(xx)      Available Funds                               4,258,531.52       304,172.71      506,976.15            5,069,680.38

(xxi)     Certificate Rate                                    5.6922%          5.8122%         5.9313%

- -----------------------------------------------------------------------------------------------------------------------------



Chemical Bank - Retail Card Services Group                                                                     Monthly Report
Certificateholders' Statement                                      Chemical Master Credit Card
                                                                             Trust I
                                                                          Series 1996-1

Section 5.2 - Supplement                                Class A            Class B         Collateral           Total
- -------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                      0.00              0.00              0.00                  0.00

(ii)     Monthly Interest Distributed               3,237,500.00        189,248.43        288,157.42          3,714,905.85
         Deficiency Amounts                                 0.00              0.00                                    0.00
         Additional Interest                                0.00              0.00                                    0.00
         Accrued and Unpaid Interest                                                            0.00                  0.00

(iii)    Collections of Principal Receivables      66,015,401.72      3,750,806.51      5,251,293.72         75,017,501.95

(iv)     Collections of Finance Charge Receivables 10,519,906.88        597,711.05        836,821.70         11,954,439.64

(v)      Aggregate Amount of Principal Receivables                                                       10,509,750,726.08

                              Investor Interest   700,000,000.00     39,772,000.00     55,682,545.45        795,454,545.45
                              Adjusted Interest   700,000,000.00     39,772,000.00     55,682,545.45        795,454,545.45

                                         Series
         Floating Investor Percentage         7.57%       88.00%             5.00%         7.00%                   100.00%
         Fixed Investor Percentage            7.57%       88.00%             5.00%         7.00%                   100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             94.72%
                30 to 59 days                                                                                        1.79%
                60 to 89 days                                                                                        1.20%
                90 or more days                                                                                      2.29%
                                                                                                                 --------
                                      Total Receivables                                                            100.00%

(vii)    Investor Default Amount                    3,501,004.82        198,917.09       278,492.66          3,978,414.57

(viii)   Investor Charge-Offs                               0.00              0.00             0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions         0.00              0.00             0.00

(x)      Servicing Fee                                583,333.33         33,143.33        46,402.12            662,878.79

(xi)     Portfolio Yield (Net of Defaulted                                                                          12.44%
         Receivables)

(xii)    Reallocated Monthly Principal                                        0.00             0.00                  0.00

(xiii)   Closing Investor Interest (Class A       700,000,000.00     39,772,000.00    55,682,545.45        795,454,545.45
         Adjusted)

(xiv)    LIBOR                                                                                                     5.4219%

(xv)     Principal Funding Account Balance                                                                           0.00

(xvi)    Accumulation Shortfall                                                                                      0.00

(xvii)   Principal Funding Investment Proceeds                                                                       0.00

(xviii)  Principal Investment Funding Shortfall                                                             =============

(xix)    Available Funds                            9,936,573.55        564,567.72      790,419.58          11,291,560.85

(xx)     Certificate Rate                                 5.5500%           5.7100%         5.8219%



Chemical Bank - Retail Card Services Group                                                                  Monthly Report
Certificateholders' Statement                                  Chemical Master Credit Card
                                                                         Trust I
                                                                     Series 1996-2

Section 5.2 - Supplement                                   Class A         Class B        Collateral          Total
- ---------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                         0.00              0.00           0.00               0.00

(i)     Monthly Interest Distributed                  2,740,833.33        160,416.67     240,017.56       3,141,267.56
        Deficiency Amounts                                    0.00              0.00                              0.00
        Additional Interest                                   0.00              0.00                              0.00
        Accrued and Unpaid Interest                                                            0.00               0.00

(iii)   Collections of Principal Receivables         51,869,244.21      2,947,116.15   4,125,962.61      58,942,322.96

(iv)    Collections of Finance Charge Receivables     8,265,641.12        469,638.70     657,494.18       9,392,774.00

(v)     Aggregate Amount of Principal Receivables                                                    10,509,750,726.08

                         Investor Interest          550,000,000.00     31,250,000.00  43,750,000.00     625,000,000.00
                         Adjusted Interest          550,000,000.00     31,250,000.00  43,750,000.00     625,000,000.00


                                    Series
  Floating Investor Percentage           5.95%        88.00%             5.00%          7.00%                   100.00%
  Fixed Investor Percentage              5.95%        88.00%             5.00%          7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
         Current                                                                                                 94.72%
         30 to 59 days                                                                                            1.79%
         60 to 89 days                                                                                            1.20%
         90 or more days                                                                                          2.29%
                                                                                                                ------
                                Total Receivables                                                               100.00%

(vii)  Investor Default Amount                       2,750,789.50         156,294.86     218,812.80       3,125,897.16

(viii) Investor Charge-Offs                                  0.00               0.00           0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions            0.00               0.00           0.00

(x)    Servicing Fee                                   458,333.33          26,041.67      36,458.33         520,833.33

(xi)   Portfolio Yield (Net of Defaulted                                                                         12.44%
       Receivables)

(xii)  Reallocated Monthly Principal                                           0.00            0.00               0.00

(xiii) Closing Investor Interest
       (Class A Adjusted)                          550,000,000.00     31,250,000.00   43,750,000.00     625,000,000.00

(xiv)  LIBOR                                                                                                    5.4219%

(xv)   Principal Funding Account Balance                                                                          0.00

(xvi)  Accumulation Shortfall                                                                                     0.00

(xvii) Principal Funding Investment Proceeds                                                                      0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                          ============
(xix)  Available Funds                              7,807,307.79         443,597.03     621,035.85        8,871,940.67

(xx)   Certificate Rate                                   5.9800%            6.1600%        6.1719%



Chemical Bank - Retail Card Services Group                                                                     Monthly Report
Certificateholders' Statement                                            Chemical Master Credit Card Trust I
                                                                               Series 1996-3

Section 5.2 - Supplement                                     Class A           Class B          Collateral           Total
- --------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                            0.00              0.00             0.00                0.00

(ii)      Monthly Interest Distributed                     2,434,132.89        141,813.47       179,793.40        2,755,739.76
          Deficiency Amounts                                       0.00              0.00                                 0.00
          Additional Interest                                      0.00              0.00                                 0.00
          Accrued and Unpaid Interest                                                                 0.00                0.00

(iii)     Collections of Principal                        38,853,176.07      2,207,555.00    33,090,694.07       44,151,425.17
          Receivables

(iv)      Collections of Finance Charge Receivables        6,191,461.14        351,785.69       492,518.61        7,035,765.43

(v)       Aggregate Amount of Principal Receivables                                                          10,509,750,726.08

                                  Investor Interest      411,983,000.00    23,408,000.00    32,772,440.86       468,163,440.86
                                  Adjusted Interest      411,983,000.00    23,408,000.00    32,772,440.86       468,163,440.86


                                                Series
          Floating Investor Percentage              4.45%        88.00%      5.00%         7.00%                        100.00%
          Fixed Investor Percentage                 4.45%        88.00%      5.00%         7.00%                        100.00%

(vi)      Receivables Delinquent (As % of Total
          Receivables)
                 Current                                                                                                 94.72%
                 30 to 59 days                                                                                            1.79%
                 60 to 89 days                                                                                            1.20%
                 90 or more days                                                                                          2.29%
                                                                                                                        -------
                                             Total Receivables                                                          100.00%

(vii)     Investor Default Amount                         2,060,506.39        117,073.60       163,909.25         2,341,489.23

(viii)    Investor Charge-Offs                                    0.00              0.00             0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00              0.00             0.00

(x)       Servicing Fee                                     343,319.17         19,506.67        27,310.37           390,136.20

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                 12.44%

(xii)     Reallocated Monthly Principal                                           0.00               0.00                 0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  411,983,000.00   23,408,000.00      32,772,440.86       468,163,440.86

(xiv)     LIBOR                                                                                                         5.4219%

(xv)      Principal Funding Account Balance                                                                               0.00

(xvi)     Accumulation Shortfall                                                                                          0.00

(xvii)    Principal Funding Investment Proceeds                                                                           0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                                 =============
(xix)     Available Funds                                5,848,141.97       332,279.02        465,208.24          6,645,629.23

(xx)      Certificate Rate                                     7.0900%          7.2700%           6.1719%
